                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 1996


                              RESOUND CORPORATION
- -------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                   California
- -------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-20046                                          77-0019588
- -------------------------------------------------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


220 Saginaw Drive, Seaport Centre, Redwood City, CA               94063
- -------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (415) 780-7800


                                      N/A
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

        Pursuant to the Purchase Agreement by and between the Registrant and Minnesota Mining and Manufacturing Company ("3M") dated June 28, 1996, (the "Purchase Agreement"), the Registrant acquired (the "Acquisition") all of the assets of 3M's worldwide hearing health care business (the "Purchased Assets") for an aggregate purchase price of $24,934,100 (the "Purchase Price") on June 30, 1996, the effective date of the Acquisition. The Purchase Price was determined by arms-length negotiations between 3M and the Registrant.

        The Registrant assigned all of its right title and interest in the Purchased Assets to its wholly-owned subsidiary Sonar Hearing Health Corporation ("Sonar"). Prior to the Acquisition 3M used, and Sonar intends to continue to use, the Purchased Assets in the manufacture, import and export of technologically advanced hearing devices and operations connected therewith.

        On June 28, 1996, to finance the Acquisition, the Registrant completed the sale of 3,212,176 shares of Common Stock in a private placement to accredited investors, raising gross proceeds of approximately $34.5 million. Smith Barney Inc. acted as the Company's agent in connection with the private placement. The Registrant has agreed to file, and use its best efforts to cause the Securities and Exchange Commission to declare effective on or before September 26, 1996, a registration statement covering the resale of the shares of Common Stock sold in the private placement.

Item 7.  Financial Statements Pro Forma Financial Information and Exhibits.

        (a)     Financial Statements of Business Acquired.

                It is currently impracticable for the Registrant to provide the financial statements required pursuant to Rule 3-05(b) of Regulation S-X. In accordance with Item 7(a)(4) of the Instructions to Form 8-K, the Registrant will file such financial statements as soon as they are available, and in no event later than August 27, 1996.

        (b)     Pro Forma Financial Information.

                It is currently impracticable for the Registrant to provide the financial statements required pursuant to Article 11 of Regulation S-X. In accordance with Items (7(a)(4) and 7(b)(2) of the Instructions to Form 8-K, the Registrant will file such financial statements as soon as they are available, and in no event later than August 27, 1996.

        (c)     Exhibits.

                2.1 Purchase Agreement by and between the Registrant and Minnesota Mining and Manufacturing Company dated June 28, 1996.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 RESOUND CORPORATION
                                 (Registrant)



Dated: July 15, 1996             By:
                                     -------------------------------------------
                                     Paul A. Busse
                                     Senior Vice President of Finance and
                                     Administration and Chief Financial Officer

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 RESOUND CORPORATION
                                 (Registrant)



Dated: July 15, 1996             By: /s/ PAUL A. BUSSE
                                     -------------------------------------------
                                     Paul A. Busse
                                     Senior Vice President of Finance and
                                     Administration and Chief Financial Officer

                              RESOUND CORPORATION

                               INDEX TO EXHIBITS


Exhibit No.         Exhibit Title                                     Page No.
- -----------         -------------                                     --------
2.1                 Purchase Agreement by and between Registrant
                    and Minnesota Mining and Manufacturing
                    Company dated June 28, 1996.
                                                                       ------
